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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-42860) of U.S. Concrete, Inc. of our report dated February 21, 2003 relating to the consolidated financial statements, which appear in this Form 10-K.


PricewaterhouseCoopers LLP

Houston, Texas
March 31, 2003